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                                                                 EXHIBIT 10.1(d)
                           EIGHTH AMENDMENT TO LEASE

       THIS EIGHTH AMENDMENT TO LEASE, dated as of April 1, 1996,  by WEEKS
                                                   ---------------
REALTY, L.P., a Georgia limited partnership ("Lessor"), and Checkmate ELECTRONICS, INC., a Georgia Corporation ("Lessee").

       WHEREAS, ASC North Fulton Associates and Checkmate Electronics, Inc. entered into that certain Lease dated July 17, 1990 (the "Lease") covering certain real property in Roswell, Fulton County, Georgia, as more particularly described therein; and

       WHEREAS, ASC North Fulton Associates and Checkmate Electronics, Inc. modified said Lease pursuant to that certain First Amendment to Lease dated December 20, 1990; the Second Amendment to Lease dated October 15, 1992; the Third Amendment to Lease dated April 30, 1993; the Fourth Amendment dated July 15, 1993; the Fifth Amendment to Lease dated August 16, 1994; the Sixth Amendment to lease dated February 20, 1995; and the Seventh Amendment to Lease dated January 18, 1996.

       WHEREAS, Weeks Realty, L.P. succeeded to the interest of the Landlord under the Agreement and is the Landlord with respect to the Leased Premises; and

       WHEREAS, Lessor and Lessee wish to amend the Lease as more particularly set forth herein.

       NOW THEREFORE, for and in consideration of Ten Dollars ($10.00) and other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, Lessor and Lessee do hereby agree as follows:

       1. Lessor and Lessee agree that commencing April 15, 1996, Lessee will lease an additional 2,350 square feet of office/warehouse space at 1009-F Mansell Road, Roswell, Georgia and will terminate September 30, 1997.

       2.  Base Rent on the 2,350 square feet shall be as follows:

           April 15, 1996 to April 30,1996 - $783.33 per month
           May 1, 1996 to September 30, 1997 - $1,468.75 per month

       3. Lessor and Lessee agree that Lessee will pay for all Tenant Improvements to said space.

       Except as modified herein, the Lease shall remain in full force and effect and is hereby ratified and confirmed in its entirety.

       IN WITNESS WHEREOF, the parties hereto have caused this Eighth Amendment to Lease to be executed, under seal, in their respective names and on their behalf by their duly authorized officers, on the day and year set forth above.

                        LESSOR:
                        WEEKS REALTY, L.P., a Georgia limited partnership
                        By: Weeks Corporation, a Georgia corporation, its sole general partner
                        By:  /s/ A. R. Weeks, Jr.
                             ------------------------------------------
                        Name: A. R. Weeks, Jr.
                              -----------------------------------------
                        Its:  Chairman/CEO
                              -----------------------------------------

                        LESSEE:
                        CHECKMATE ELECTRONICS, INC.
                        By: /s/ John. J. Neubert
                            -------------------------------------------
                            Vice President
                        Attest: /s/ Margaret Burkett
                                ---------------------------------------
                                Secretary

                                 (CORPORATE SEAL)